SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                        HAUPPAUGE DIGITAL, INC.
            -----------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                        HAUPPAUGE DIGITAL, INC.
            -----------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          Item 22(a)(2) of Schedule 14A
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies: _______________________________________________

          (2) Aggregate number of securities to which transaction applies: ______________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               ________________________________________________________

          (4)  Proposed maximum aggregate value of
               transaction:____________________________________________

          (5)  Total Fee Paid:  _____________________________________

     [ ]  Fee paid previously with preliminary material.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid: _______________________________

          (2)  Form, Schedule or Registration Statement No.: ___________

          (3)  Filing party:____________________________________________

          (4)  Date filed:_____________________________________________

                    HAUPPAUGE DIGITAL, INC.
                          91 Cabot Court
                    Hauppauge, New York 11788
       ____________________________________________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       ____________________________________________________

The annual meeting of the stockholders of Hauppauge Digital, Inc. (the "Company") will be held on March 5, 1997 at 10:00 a.m., local time, at the offices of the Company at 91 Cabot Court, Hauppauge, New York 11788. The meeting is called for the following purposes:

     ELECTION OF DIRECTORS

The election of 6 directors to hold office for a term of one (1) year and until the election and qualification of their respective successors.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

To ratify the appointment of BDO Seidman, LLP, Certified Public
Accountants, as independent auditors for the fiscal year ending
September 30, 1997.

     TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on January 21, 1997 are entitled to notice of, and to vote at, this meeting. Sending in your proxy will not prevent your attending and voting at the meeting in person should you later decide to do so.

The accompanying form of proxy is solicited by the board of directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the meeting.

If you do not expect to attend the meeting in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

By order of the board of directors.

Dated: January 23, 1997

                                   KENNETH PLOTKIN
                                   Secretary

                          HAUPPAUGE DIGITAL, INC.
                              91 Cabot Court
                         Hauppauge, New York 11788

                    __________________________________

                              PROXY STATEMENT
                    __________________________________

The proxy statement mailed to stockholders commencing on or about January 24, 1997 is furnished in connection with the solicitation of proxies by the board of directors of Hauppauge Digital, Inc. (the "Company") in connection with the annual meeting of stockholders (the "Annual Meeting") of the Company to be held March 5, 1997 at 10:00 a.m., local time, at the offices of the Company at 91 Cabot Court, Hauppauge, New York 11788. Proxies will be voted in accordance with directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Annual Meeting by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Kenneth Plotkin, Secretary, at the address set forth above. Stockholders who attend the Annual Meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

The expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone and telegraph by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $10,000.

The matters to be considered at this Annual Meeting will be the election of directors for the ensuing year and the ratification of the appointment of BDO Seidman, LLP, Certified Public Accountants as independent auditors. The Company is aware of no other matters to be presented for action at the Annual Meeting.

              OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Company's voting securities consist solely of common stock, $.01 par value (the "Common Stock"). Holders of Common Stock at the close of business on January 21, 1997 will be entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. On the record date there were outstanding 4,444,102 shares of Common Stock, exclusive of treasury shares.

                   NOMINATION AND ELECTION OF DIRECTORS

General

Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until his death, resignation, or removal. The bylaws of the Company provide that the number of the directors of the Company shall be a minimum of three (3) and a maximum of seven (7) and that directors shall be elected by a plurality of the votes cast. The board of directors has chosen and designated the above six (6) nominees. At the Annual Meeting, six (6) directors are to be elected.

Proxies in the enclosed form will be voted for the nominees named above. Authority may be withheld for any nominee. Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. In addition, stockholders may nominate additional nominees as candidates for the position as director. Although the board of directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the board of directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.

Nominees

The following table sets forth the nominees for the Board of Directors to be elected at the Annual Meeting, together with certain information with respect to each:


                                              Director
Name                          Age             Since
-----                        -----          ----------
Kenneth R. Aupperle (1)         39             1994

Kenneth Plotkin (2)             45             1994

Laura Aupperle (1)              40             1994

Dorothy Plotkin (2)             45             1994

Leonard A.  Neuhaus             37             1995

Bernard Herman                  69             1996
_________________
(1)  Kenneth R. Aupperle and Laura Aupperle are husband and wife.

(2)  Kenneth Plotkin and Dorothy Plotkin are husband and wife.


KENNETH R. AUPPERLE is a co-founder of the Company. He has been the Company's president and chief operations officer since the Company's incorporation. Mr. Aupperle holds a BS in Electrical Engineering and an MS in Computer Science from Polytechnic University, along with additional work toward a Ph.D.

KENNETH PLOTKIN is a co-founder of the Company. He has been the Company's chairman of the board of directors and chief executive officer since the Company's incorporation. Mr. Plotkin is presently Secretary of the Company and is vice-president in charge of marketing. He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook.

LAURA AUPPERLE has served as director of the Company since the Company's incorporation. She worked for the Company on a full time basis in sales and production from 1983 to 1990 and on a part time basis in production planning from May, 1994 until April, 1996.

DOROTHY PLOTKIN has served as director of the Company since the Company's incorporation. She has worked for the Company on a full time basis since 1982 in various capacities and presently in sales and as a shipping manager.

LEONARD A. NEUHAUS has served as a director of the Company since January 10, 1995, the effective date of the Company's 1995 public offering, in accordance with the right of Lew Lieberbaum & Co., Inc. ("LLC") the underwriter for the Company to designate a nominee to the Company's board of directors. Mr. Neuhaus is a co-founder, stockholder, chief operations officer and director of LLC. Mr. Neuhaus only devotes a limited portion of his time to the affairs of the Company. The National Association of Securities Dealers, Inc. ("NASD") has previously alleged that LLC and others, including Mr. Neuhaus, in 1991, engaged in market manipulation, inaccurately maintained books and records and failed to adequately supervise the activities of LLC's personnel in connection with the trading for LLC's account of warrants which were part of a public offering of units of convertible preferred stock and warrants of a company for which LLC had acted in 1991 as managing underwriter. In order to expeditiously resolve this matter and without admitting or denying these allegations, in January 1995, Mr. Neuhaus and others voluntarily entered into a Letter of Acceptance, Waiver and Consent with the NASD pursuant to which Mr. Neuhaus was censured and fined by the NASD, agreed to pay with LLC and others restitution to customers and was suspended for associating with any NASD member for a three month period.

BERNARD HERMAN from 1979 to 1993 was chief executive officer of Okidata Corp. of Mount Laurel, New Jersey, a distributor of computer peripheral products. Since then he has served as a consultant with reference to computer products.

Security Ownership of Management


     The following table sets forth the beneficial ownership of the Company's common stock (its only class of equity securities outstanding) as of January 7, 1997 by each director nominee and all directors and executive officers as a group:

                             Shares of          Percent
                            Stock Owned            of
Name                       Beneficially(1)       Class
-----                      ------------          -----
Kenneth R. Aupperle(2)(3)     317,610             7.1%

Kenneth Plotkin(2)(3)         322,150             7.2%

Laura Aupperle(2)(3)          302,550             6.8%

Dorothy Plotkin(2)(3)         302,550             6.8%

Leonard A.  Neuhaus(4)          ---                ---

Bernard Herman                  3,000               *

All executive officers
 and directors as a
 group (8 persons)           1,299,293            28.6%
_________________
*    Less than one (1%) percent.

(1)  Beneficial ownership is determined in accordance with Rule
     13d-3 under the Securities Exchange Act of 1934, except as set forth above.

(2) Ownership of shares by each individual does not include ownership by that person's spouse.

(3)  One warrant has been issued for 60,000 shares to Ladokk Realty
     Co. ("Ladokk"), of which Kenneth Aupperle, Kenneth Plotkin, Dorothy Plotkin and Laura Aupperle are partners. Each individual expressly disclaims any percentage interest in the warrant other than that which represents such partner's percentage interest in the partnership, which is equal to 15,000 shares.

(4) Disclaims any ownership in shares of Common Stock held by LLC, which may from time to time own shares of Common Stock in the Company in its role as a market maker of the Company's Common Stock.

Board and Committee Meetings

Six (6) meetings of the board of directors were held during the fiscal year ended September 30, 1996. No director attended fewer than seventy-five (75%) percent of such meetings.

The Company has an audit, compensation and stock option committee.

The function of the audit committee is to review and report to the Board with respect to the annual audit of the Company's independent accountants, including the scope and general extent of their examination, the audit procedures that will be utilized by the independent accountants, and the compensation of the independent accountants; to review and report to the Board on the general policies and procedures utilized by the Company with respect to internal auditing, accounting, and financial controls; and to review and report to the Board on the subject of retention of the Company's independent accountants. The functions of the compensation committee are to determine the general compensation policies of the Company, establish compensation plans, and determine senior management compensation. The function of the stock option committee is to administer the Company's stock option plans. Bernard Herman, Leonard Neuhaus and Kenneth R. Aupperle are members
of the Audit and Compensation Committees.   Bernard Herman and
Leonard Neuhaus are members of the stock option committee. These committees were established May 7, 1996. The stock option committee met once and the other two committees did not meet during the fiscal year ending September 30, 1996.

                      PRINCIPAL HOLDERS OF SECURITIES

The following sets forth the ownership with respect to each person known to own beneficially more than 5% of the Company's Common
Stock as of January 7, 1997:

                  Name and          Amount and Nature        Percent
 Title           address of          Nature of Beneficial      of
of Class       Beneficial Owner         Ownership(1)          Class
--------       ----------------           ------------        -----
Common Stock   Kenneth R. Aupperle       317,610 direct       7.1%
$.01 par value 91 Cabot Court            and beneficial
               Hauppauge, NY 11788

Common Stock   Kenneth Plotkin           322,150 direct       7.2%
$.01 par value 91 Cabot Court            and beneficial
               Hauppauge, NY 11788

Common Stock   Laura Aupperle            302,550 direct       6.8%
$.01 par value 91 Cabot Court            and beneficial
               Hauppauge, NY 11788

Common Stock   Dorothy Plotkin           302,550 direct       6.8%
$.01 par value 91 Cabot Court            and beneficial
               Hauppauge, NY 11788

Common Stock   LCO Investments Limited    284,500 direct      6.4%
$.01 par value c/o Richards & O'Neil,LLP  and beneficial
               885 Third Avenue
               New York, NY 10022

_________________
(1) See footnotes to table under "Security Ownership of Management."

                         EXECUTIVE COMPENSATION

Summary

The following describes the components of the total compensation of the CEO of the Company. No executive had a total annual salary and bonus for the year ended September 30, 1996 which exceeded
$100,000.

                       SUMMARY COMPENSATION TABLE

                 Annual Compensation              Long term compensation
               ------------------------  --------------------------------------
                                              Awards              Payouts
                                         ------------------   -----------------
                                Other             Securities            All
Name and                        annual Restricted underlying  LTIP     other
principal      Salary  Bonus   compen-    stock    options / payouts  compen
position  Year  ($)    ($)     sation($) award(s)($) SARs (#)  ($)    sation($)
--------  ----  ------ -----  ---------- --------- ---------- ------  --------
Kenneth  1996    62,746  --   4,820(1)(3)   ---        ---      ---      ---
Plotkin,
CEO      1995    56,083  --   1,600(1)(3)   ---        ---      ---      ---

         1994(2) 29,261  --   1,112(1)      ---        ---      ---      ---
______________
(1) Represents non-cash compensation in the form of the use of a car and related expenses.

(2) The fiscal year ended 1994 was for a nine month period ending September 30, 1994.

(3) Does not include compensation deferred as of September 30, 1996 in the amount of $12,331 and September 30, 1995 in the amount of $9,231.

Stock Options

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                            [Individual Grants]

                 Number of         Percent of
                securities        total options/
                underlying        SARs granted     Exercise
                Options/SARs       in fiscal       or base      Expiration
Name             granted (#)         year          price ($/Sh)     Date
----           -------------      ------------    ------------     ----
Kenneth Plotkin,   15,000             12.8%         $3.00        3/15/06
CEO

                AGGREGATED OPTION/SAR EXERCISES IN LAST
                FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                         Number
                                        of securities     Value
                                        underlying        unexercised in-
                                        unexercised       the-money options
                Shares                  SARs at FY-end(#) SARs at FY-end($)
               acquired on    Value     exercisable /     exercisable /
Name           exercise (#) realized($) unexersisable     unexercisable
-----          ------------ ----------- -------------     ----------------
Kenneth Plotkin,
CEO               -0-           -0-     15,000/150,000   $14,063/$118,125

Compensation of Directors

Directors of the Company are not compensated solely for being on the board of directors.

Employment Agreements

On January 10, 1995, Kenneth R. Aupperle and Kenneth Plotkin each entered into a three year employment agreement with the Company to serve as president, and chief operations officer, and chief executive officer, vice-president in charge of marketing and secretary, respectively. The agreements provide for an annual salary of $60,000 during the first year, $80,000 during the second year and $100,000 during the third year. Each agreement provides for disability benefits, a car allowance of $400 per month, reasonable reimbursements for automobile expenses and also medical insurance as is standard for the employees of the Company.


                   COMPLIANCE WITH SECTION 16(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended September 30, 1996 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

                     1994 INCENTIVE STOCK OPTION PLAN

On August 2, 1994, the Company adopted an Incentive Stock Option Plan ("ISO"), as defined in section 422 of the Internal Revenue Code, as amended. 200,000 shares of Common Stock have been reserved for issuance under the ISO. Pursuant to the ISO, options may be granted for up to ten years with exercise prices (A) during the first two years after January 10, 1995, of no less than the greater of $3.15, or the fair market value of the Common Stock on the date of grant, or (B) thereafter, of no less than fair market value of the Common Stock on the date of grant. Options to acquire 77,000 shares were granted under this plan on May 7, 1996 exercisable at $3.75 per share in five increments of one-fifth each for terms of 5 years from such date as they become exercisable which, for the most part, is February 1, 1997. Options to acquire 13,400 shares are exercisable within sixty (60) days from the date of this proxy statement. Options to acquire 5,000 shares were granted to Gerald Tucciarone and 10,000 to John Casey, each an executive officer, of which an aggregate of 3,000 are exercisable within sixty (60) days from the date of this proxy statement.

                   1996 NON-QUALIFIED STOCK OPTION PLAN

On December 14, 1995, the board of directors authorized the adoption of the 1996 Non Qualified Option Plan (the "1996 Non-Qualified Plan") which was approved by the Company's stockholders on March 5, 1996.

The 1996 Non-Qualified Plan authorizes the grant of 250,000 shares subject to adjustment as provided therein. The 1996 Non-Qualified Plan terminates ten
(10) years after stockholder approval. Options granted shall specify the exercise price, the duration of the option, the number of shares to which the option applies and such other terms and conditions not inconsistent with the 1996 Non-Qualified Plan as the board of directors or committee administering the 1996 Non-Qualified Plan shall determine. Payment of the exercise price for options under the 1996 Non-Qualified Plan is to be made in cash, by the exchange of Common Stock having equivalent value or through a "Cashless Exchange". If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. In the event of any change of the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of shares, recapitalization, merger, consolidation or other similar event, the number of shares available for options and the price thereof shall be proportionately adjusted. No options have been granted under the 1996 Non-Qualified Plan to date.

                           CERTAIN TRANSACTIONS

On July 6, 1995, Messrs. Aupperle and Plotkin and their wives transferred an aggregate of 99,740 shares of Common Stock to certain key employees of the

Company, as an incentive to them. No consideration was paid with respect to any transfer of less than 1,000 shares of Common Stock to any such employee, and $0.03 per share was paid to cover the costs of any transfer of more than 1,000 shares of Common Stock to any employee. John Casey and Gerald Tucciarone, executive officers of the Company, were transferred 38,100 and 2,000 shares of Common Stock, respectively.

The Company occupies a 25,000 square foot facility at 91 Cabot Court, Hauppauge, New York which it uses as its executive offices and for the testing, storage, and shipping of its products. The Company considers the premises to be suitable for all its needs. The building is owned by Ladokk, a partnership consisting of Messrs. Aupperle and Plotkin and their wives and is leased to the Company under a lease agreement expiring on January 31, 2006 with an option of the Company to extend the lease for an additional three years. Rent is currently at the annual rate of $306,627, and will increase to $321,958 per year on February 1, 1997. The rent is payable in equal monthly installments and increases at a rate of 5% per year on February 1 of each year thereafter including during the option period. The premises are subject to two mortgages which have been guaranteed by the Company upon which the outstanding principal amount due as of September 30, 1996 was $1,205,376. The Company pays the taxes and operating costs of maintaining the premises.

On December 17, 1996 the Board of Directors approved the issuance of warrants to Ladokk in consideration of Ladokk's agreement to cancel the last three years of the Company's lease and to grant an option to the Company to extend the lease for three years. The result is that the Company will have no loss but will have flexibility to relocate at that time if necessary. The Stock Option Committee authorized the grant of a warrant to Ladokk to acquire 60,000 shares at an exercise price of $3 13/16, which is exercisable for a term of ten years.

                     PROPOSAL TO RATIFY APPOINTMENT
                          OF INDEPENDENT AUDITORS
                      -------------------------------
The board of directors of the Company has appointed the firm of BDO Seidman, LLP, Certified Public Accountants as the Company's independent auditors for the fiscal year ending September 30, 1997. The board of directors will propose ratification of the appointment of BDO Seidman, LLP. BDO Seidman, LLP has no financial interest of any kind in the Company and has had no connection with the Company at any time in the past except for the professional relationship between auditor and client.

The affirmative vote of the holders of a majority of the Common Stock of the Company represented at the Annual Meeting will be required for approval of the auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the board of directors.

Representatives of BDO Seidman, LLP are expected to be present at the stockholders meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

Effective August 10, 1995 the Company dismissed Arthur Andersen, LLP ("Andersen") as its independent public accountants. Andersen had served as the Company's independent public accountants for the Company's fiscal year ended December 31, 1993 and for the nine months ended September 30, 1994. During such periods the reports prepared by Andersen did not contain any adverse opinions or disclaimer of opinions nor were they qualified or modified as to uncertainties, audit scope or accounting principles except that the report for the nine months ended September 30, 1994 was prepared assuming the Company would continue as a going concern and it expressed doubt about the Company's ability to continue as a going concern. That report was prepared before the Company's consummation of its public offering.

The decision to change accountants was recommended and approved by the Company's board of directors. There were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures while Andersen served as the Company's independent public accountants. The dismissal of Andersen was because of fee considerations.

Effective August 10, 1995, BDO Seidman, LLP was named as the Company's independent public accountants. BDO Seidman, LLP was not previously consulted by the Company with respect to any matter preceding the date of their appointment.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN,
               ---
          LLP, AS INDEPENDENT AUDITORS.

             PROCEDURE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR NEXT ANNUAL MEETING

Proposals by stockholders for inclusion in the next annual meeting proxy statement must be received in writing prior to December 6, 1997. Proposals should be addressed to the Secretary of Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788 and should be sent by certified mail, receipt requested. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                               OTHER MATTERS

So far as the board of directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

By order of the board of directors.

Dated:   January 23, 1997

                                          KENNETH PLOTKIN
                                             Secretary

                         HAUPPAUGE DIGITAL, INC.
                             91 Cabot Court
                        Hauppauge, New York 11788

       PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                             MARCH 5, 1997
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints KENNETH R. AUPPERLE and KENNETH PLOTKIN and each or either of them (with power of substitution) and proxies for the undersigned, to vote all shares of Common Stock of record on January 21, 1997 of HAUPPAUGE DIGITAL, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on March 5, 1997 at 10:00 a.m. local time, or at any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

No. 1:  ELECTION OF DIRECTORS

  To serve for the term continuing through the next annual meeting and until the election and qualification of their respective successors.

  Kenneth R. Aupperle, Kenneth Plotkin, Laura Aupperle, Dorothy Plotkin, Leonard Neuhaus and Bernard Herman

  [ ] FOR all nominees listed above (except as withheld in the space below.)

  [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

  (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

  ____________________________________________________________________

No. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  Proposal to ratify the appointment of BDO Seidman, LLP, Certified Public Accountants, as the independent auditors to examine the financial statements of the Company for the fiscal year ending September 30, 1997.

  [ ] FOR        [ ]   AGAINST         [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Your proxy is important to assure a quorum at the meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.



                       Dated _______________________________________



                       _____________________________________________
                       Signature


                       _____________________________________________
                       Signature if held jointly


                       _____________________________________________
                       Number of Shares as of January 21, 1997


                       This proxy must be signed exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY